All Information is Preliminary and Subject to Change
Transaction

                    Issuer      Residential Asset Securities Corporation
                    Series      20043-KS2

                Collateral      $990 Million of Home Equity Mortgage Loans

                  Servicer      Residential Funding Corporation

           Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                        1-Excess Interest
                        2-Overcollateralization
                        3-Cross collateralization
                        4-Subordination

                          -----------------------------------------------------------------------------------------------------------------------
                                                                                                              Initial               tepdown C/E
                                 Class         Moody's     Fitch         S&P       Cpn Type      Amount        Size    Initial C/E S
                          -----------------------------------------------------------------------------------------------------------------------
                             Fixed Seniors       Aaa        AAA          AAA       Float /     256,650,000    88.50%      11.50%      27.90%
                                                                                    Fixed
                                 M-I-1           Aa2         AA          AA         Fixed      14,500,000      5.00%      6.50%       17.90%
                                 M-I-2           A2          A           A+         Fixed       9,425,000      3.25%      3.25%       11.40%
                                 M-I-3          Baa2        BBB         BBB+        Fixed       9,425,000      3.25%      0.00%        4.90%
                               OC Target          -          -                        -         7,105,000      2.45%        -            -
                          -----------------------------------------------------------------------------------------------------------------------
                              Adj Seniors        Aaa        AAA          AAA        Float      584,500,000    83.50%      16.50%      37.30%
                                M-II-1           Aa2         AA          AA         Float      49,000,000      7.00%      9.50%       23.30%
                                M-II-2           A2          A+          A+         Float      38,500,000      5.50%      4.00%       12.30%
                                M-II-3          Baa2        BBB         BBB+        Float      28,000,000      4.00%      0.00%        4.30%
                               OC Target          -          -                        -        15,050,000      2.15%        -            -
                          -----------------------------------------------------------------------------------------------------------------------
                          After the Stepdown Date the subordinates may receive principal payments

                          A Trigger Event exists with respect to any
                          Distribution Date on or after the Stepdown Date if
                          either:
  Trigger Event           (i) The Product of a) 1.45 for Loan Group I and 2.00 for Loan Group II and b) 60+ day Delinquency Percentage equals or exceeds the senior enhancement percentage
                          (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                          Distribution Dates                                               Cumulative Realized Loss Percentage
                                                                                 Fixed Pool                                               Adjustable Pool
                          Months 37-48                  2.25% plus an additional 1/12 of 1.50% each month thereafter   4.00% plus an additional 1/12 of 2.00% each month thereafter
                          Months 49-60                  3.75% plus an additional 1/12 of 0.75% each month thereafter   6.00% plus an additional 1/12 of 1.25% each month thereafter
                          Months 61-72                  4.50% plus an additional 1/12 of 1.00% each month thereafter   7.25% plus an additional 1/12 of 0.25% each month thereafter
                          Months 73 and thereafter      5.50% thereafter                                               7.50% thereafter

M-II-3 Loss Coverage

                                                           First Principal Loss

                                             ------------------------
                          --------------------                      --------------------------
                                 LIBOR        Terminal  Cum Defaults  Cum Loss       WAL
                                                 CDR
                          --------------------------------------------------------------------
                               Fwd LIBOR        19.1%      21.2%        8.5%         7.15
                            Fwd LIBOR + 100     17.6%      20.0%        8.0%         7.33
                            Fwd LIBOR + 200     15.2%      18.0%        7.2%         7.60
                          --------------------------------------------------------------------

                                                                                                                   CDR Curve
                          40% loss severity                                                                    Month       CDR
                                                                                                               -----       ---
                          0 month lag in recoveries                                                           1 - 12      0.00%
                          Trigger failing                                                                     13 - 30  0% ramping to Terminal CDR
                          Run to maturity                                                                      31 +    Terminal CDR
                          Defaults are in addition to prepayments
                          Cum Loss means Cum Loss for the both the Related and NonRelated Group
                          Run at the Pricing Speed
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.